UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                      ---------------------


                            FORM 8-K/A

                          CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report: June 16, 2004
                (Date of earliest event reported)

                   GK INTELLIGENT SYSTEMS, INC.
      (Exact name of Registrant as specified in its charter)

                      ----------------------


          Delaware                  000-22057                 76-0513297
  ----------------------------   ------------------------   -------------
  (State or other jurisdiction   (Commission File Number)   (IRS Employer
        of incorporation)                                   Identification No.

=============================================================================


                       2606 Yorktown Place
                       Houston, Texas 77056
        (Address of principal executive offices) (Zip Code)

=============================================================================

Registrant's telephone number, including area code: (713) 626-1504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 9.01 Financial Statements and Exhibits

The Registrant has previously filed its Current Report on Form 8-K, dated June 23, 2004 (pertaining to the Purchase Agreement with Stellar Software Network, Inc., whereby we issued a total of 8,025,211 restricted shares of GK Intelligent Systems, Inc. common stock to Sunil Nariani in exchange for One Hundred Percent (100%) of the issued and outstanding shares of common stock of Stellar Software Network, Inc.) without certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends Item 9.01, subparagraphs (a) and (b) of the Current Report on Form
8-K to  read  as  follows:

                  STELLAR SOFTWARE NETWORK, INC.

                       FINANCIAL STATEMENTS

                    December 31, 2003 and 2002


                   INDEPENDENT AUDITORS' REPORT
                  -----------------------------

To the Board of Directors of
Stellar Software Network, Inc.
Plano, TX

We have audited the accompanying balance sheet of Stellar Software Network, Inc. at December 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stellar Software Network, Inc. at December 31, 2003, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with the standards of the Public Company Accounting Oversight Board (United States).



/s/ Chisholm, Bierwolf & Nilson

Chisholm, Bierwolf & Nilson
Bountiful, Utah
September 27, 2004

                  STELLAR SOFTWARE NETWORK, INC.
                          Balance Sheet



                              ASSETS
                              ------

                                                             December 31,
                                                                 2003
                                                            -------------
CURRENT ASSETS

  Cash                                                      $     34,111
  Accounts receivable                                            128,177
                                                            -------------

     Total Current Assets                                        162,288
                                                            -------------

FIXED ASSETS, NET                                                  3,458
                                                            -------------

     TOTAL ASSETS                                           $    165,746
                                                            =============

               LIABILITIES AND STOCKHOLDERS' EQUITY
              -------------------------------------

  Accounts payable                                          $     68,401
  Line of credit                                                   9,639
  Note payable - related party                                     9,421
                                                            -------------

     Total Current Liabilities                                    87,461
                                                            -------------

     TOTAL LIABILITIES                                            87,461
                                                            -------------
STOCKHOLDERS' EQUITY
  Common stock; no par value; 10,000,000 shares
   authorized; 1,000 shares issued and outstanding                 4,273
  Retained earnings                                               74,012
                                                            -------------

     Total Stockholders' Equity                                   78,285
                                                            -------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $    165,746
                                                            =============




The accompanying notes are an integral part of these financial statements.

                  STELLAR SOFTWARE NETWORK, INC.
                     Statements of Operations


                                                      For the Years Ended
                                                          December 31,
                                                  ----------------------------
                                                      2003           2002
                                                  ------------- --------------
REVENUES

   Consulting revenue                             $    807,280  $     698,188
   Other revenues                                       14,003         12,148
                                                  ------------- --------------

     Total Revenue                                     821,283        710,336
                                                  ------------- --------------
COSTS AND EXPENSES

   Professional fees                                   365,416        339,777
   Payroll expenses                                    352,116        297,518
   Depreciation expense                                    436          1,125
   General and administrative expenses                  96,036         76,186
                                                  ------------- --------------

     Total Costs and Expenses                          814,004        714,606
                                                  ------------- --------------

OPERATING INCOME                                         7,279         (4,270)
                                                  ------------- --------------
OTHER EXPENSES

   Interest expense                                     (1,421)             -
                                                  ------------- --------------

     Total Other Expenses                               (1,421)             -
                                                  ------------- --------------

   NET INCOME (Loss)                              $      5,858  $      (4,270)
                                                  ============= ==============

   BASIC INCOME PER SHARE                         $       5.86  $       (4.27)
                                                  ============= ==============

   WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING         1,000          1,000
                                                  ============= ==============








The accompanying notes are an integral part of these financial statements.

                  STELLAR SOFTWARE NETWORK, INC.
                Statement of Stockholders' Equity



                              Common Stock         Additional    Retained
                       --------------------------- Paid-In       Earnings
                          Shares         Amount    Capital       (Deficit)
                       ------------- ------------- ------------- -------------
Balance,
 December 31, 2001            1,000  $      4,273  $          -  $     72,424

Net income (loss) for
 the year ended
 December 31, 2002                -             -             -        (4,270)
                       ------------- ------------- ------------- -------------
Balance,
 December 31, 2002            1,000         4,273             -        68,154

Net income (loss) for
 the year ended
 December 31, 2003                -             -             -         5,858
                       ------------- ------------- ------------- -------------
Balance,
 December 31, 2003            1,000  $      4,273  $          -  $     74,012
                       ============= ============= ============= =============












The accompanying notes are an integral part of these financial statements.


                  STELLAR SOFTWARE NETWORK, INC.
                    Statements of Cash Flows


                                                           For the Years Ended
                                                               December 31,
                                                       -----------------------------
                                                            2003           2002
                                                       -------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES

  Net income (loss)                                    $       5,858  $      (4,270)
  Adjustments to reconcile net income (loss) to net
   cash provided (used) by operating activities:
     Depreciation and amortization                               436          1,125
  Changes in operating assets and liabilities
     (Increase) decrease in accounts receivable               13,130        (50,001)
     Increase (decrease) in accounts payable
       and accrued expenses                                   (6,994)        61,860
                                                       -------------- --------------

       Net Cash Used by Operating Activities                  12,430          8,714
                                                       -------------- --------------

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of fixed assets                                    (3,458)             -
                                                       -------------- --------------

       Net Cash Provided by Investing Activities              (3,458)             -
                                                       -------------- --------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Change in bank overdraft                                         -           (745)
  Proceeds from note payable - related party                   7,500             30
  Proceeds from line of credit                                64,813              -
  Payments for line of credit                                (55,173)             -
  Payments for notes payable                                 (30,000)             -
  Proceeds from notes payable                                      -         30,000
                                                       -------------- --------------

       Net Cash Provided (Used) by Financing Activities      (12,860)        29,285
                                                       -------------- --------------

  NET INCREASE (DECREASE) IN CASH                             (3,888)        37,999

  CASH AT BEGINNING OF YEAR                                   37,999              -
                                                       -------------- --------------

  CASH AT END OF PERIOD                                $      34,111  $      37,999
                                                       ============== ==============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

  CASH PAID FOR:

    Interest                                           $       1,421  $           -
    Income Taxes                                       $           -  $           -



The accompanying notes are an integral part of these financial statements.

                                7

                  STELLAR SOFTWARE NETWORK, INC.
                Notes to the Financial Statements
                    December 31, 2003 and 2002

NOTE 1 - NATURE OF ORGANIZATION

         This summary of significant accounting policies of Stellar Software Network, Inc. is presented to assist in the understanding of the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. The financial statements conform to the Standards of the Public Company Accounting Oversight Board (United States) and have been consistently applied in the preparation of the financial statements.

         a.  Organization and Business Activities

         Stellar Software Network, Inc. was incorporated under the laws of the State of Nevada on May 22, 1997 for the purpose of engaging in any lawful business activities. At the time of incorporation the Company authorized 10,000,000 shares of no-par common stock. Currently, the Company is involved in the computer technology and programming services industry.

         b.  Depreciation

         The cost of the Company's fixed assets is depreciated over the estimated useful lives of the respective assets, which for the Company's computer equipment, has been estimated at three years. Depreciation is computed using the straight-line method when the assets are placed in service.

        c.  Accounting Method

         The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

         d.  Cash and Cash Equivalents

         For purpose of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

         e.  Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         f.  Basic Loss Per Share

         The Computation of basic and diluted loss per share of common stock is based on the weighted average number of shares outstanding during the periods presented.

         g.  Income Taxes

         The Company has elected to file federal and state income taxes under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay corporate income taxes on its taxable income. Instead, the shareholders are liable for individual income taxes on their respective shares of the Company's net taxable income on their individual income tax returns.
         Therefore, the Company has no provision or liability for income taxes as of December 31, 2003.

         h.  Revenue Recognition

         The Company recognizes consulting fees revenue when the services have been provided and collection is reasonably assured.

NOTE 2 - FIXED ASSETS

         Fixed assets at December 31, 2003 consisted of the following:

         Computer equipment                   $     6,832
         Less: Accumulated depreciation            (3,374)
                                              ------------
         Equals: Net Fixed Assets             $     3,458
                                              ============

         Depreciation expense for the years ended December 31, 2003 and 2002 was $436 and $1,125, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

         Related Party Payable
         ---------------------

         During the years ended December 31, 2003 and 2002, one of the Company's officers had made payments on certain Company obligations. These payments have been accounted for as increases in a note payable related party. As of December 31, 2003 and 2002, the balance on the
         note payable   related party was $9,421 and $1,921, respectively.

NOTE 4 - LINE OF CREDIT

         The Company has an available line of credit of $80,000, which bears interest at 6.25% per annum. The balance of the line of credit at December 31, 2003 was $9,640.

NOTE 5 - SUBSEQUENT EVENT

         On June 16, 2004 the Company entered into a Purchase Agreement with GK International, Inc. (GK). Pursuant to the agreement, GK acquired the Company as a wholly-owned subsidiary.

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements") and explanatory notes have been prepared and give effect to the merger as an acquisition of Stellar Software Network ("Stellar") by GK Intelligent Systems, Inc. ("GK"). The historical financial statements prior to the effective date of the acquisition will be those of GK.

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet") as of December 31, 2003, and unaudited condensed combined pro forma statements of income for the year ended December 31, 2003 and the six months ended June 30, 2004 (the "pro forma statements of income"), have been prepared to reflect, for accounting purposes, the acquisition of Stellar by GK.

The following pro forma financial statements have been prepared based upon the historical financial statements of Stellar and GK. The pro forma financial statements should be read in conjunction with (a) the historical consolidated financial statements and related notes thereto of Stellar as of December 31, 2003 and 2002; and (b) the historical consolidated financial statements and related notes thereto of GK as of December 31, 2003 and 2002; included in this Form 8-K.

The December 31, 2003, pro forma balance sheet assumes that the acquisition of Stellar by GK was completed on January 1, 2003. The December 31, 2003, pro forma balance sheet includes the historical audited consolidated balance sheet data of Stellar as of December 31, 2003, and the historical audited consolidated balance sheet data of GK as of December 31, 2003. Stellar and GK have had no intercompany activity that would require elimination in the pro forma financial statements.

The pro forma statement of operations for the year ended December 31, 2003, assumes that the acquisition of Stellar by GK occurred on January 1, 2003, and includes the audited historical consolidated statement of operations data of Stellar for the year ended December 31, 2003, and the audited historical consolidated statement of operations data of GK for the year ended December 31, 2003.

The pro forma statement of operations for the six months ended June 30, 2004, assumes that the acquisition of Stellar by GK occurred on January 1, 2003, and includes the unaudited historical consolidated statement of operations data of Stellar for the six months ended June 30, 2004, and the unaudited historical consolidated statement of operations data of GK for the six months ended June 30, 2004.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the mergers or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.



                           GK INTELLIGENT SYSTEMS, INC.
               UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

                                                                                         Pro Forma
                               Stellar        GK                                         Combined
                               as of          as of         Combined                     Stellar and GK
                               December 31,   December 31,  Historical      Pro Forma    December 31,
                               2003           2003          Stellar and GK  Adjustments  2003
                               -------------- ------------- -------------- ------------- --------------
ASSETS

Current Assets:
   Cash                        $      34,111  $         97  $      34,208  $          -  $      34,208
   Prepaid expenses                        -         6,476          6,476             -          6,476
   Accounts receivable               128,177             -        128,177             -        128,177
                               -------------- ------------- -------------- ------------- --------------

     Total Current Assets            162,288         6,573        168,861             -        168,861
                               -------------- ------------- -------------- ------------- --------------

Fixed Assets, Net:                     3,457             -          3,457             -          3,457

Goodwill                                   -             -              -       116,988        116,988
                               -------------- ------------- -------------- ------------- --------------

TOTAL ASSETS                   $     165,745  $      6,573  $     172,318  $    116,988  $     289,306
                               ============== ============= ============== ============= ==============


LIABILITIES AND STOCKHOLDERS'
  EQUITY (DEFICIT)

Current Liabilities:
   Accounts payable            $      68,400  $    157,998  $     226,398  $          -  $     226,398
   Accrued liabilities                     -       962,142        962,142             -        962,142
   Accrued liabilities -
     related parties                       -       442,628        442,628             -        442,628
   Notes payable                       9,639       530,500        540,139             -        540,139
   Notes payable -
     related party                     9,421       216,296        225,717             -        225,717
                               -------------- ------------- -------------- ------------- --------------

     Total Current Liabilities        87,460     2,309,564      2,397,024             -      2,397,024
                               -------------- ------------- -------------- ------------- --------------

     Total Liabilities                87,460     2,309,564      2,397,024             -      2,397,024
                               -------------- ------------- -------------- ------------- --------------
Stockholders' Equity:
  Preferred stock                          -             -              -             -              -
  Common stock                         4,273        27,562         31,835        (4,273)(1)     27,562
                                                                                  8,025 (2)
  Additional paid-in capital               -    40,574,178     40,574,178         4,273 (1) 40,578,451
                                                                                182,975 (2)
  Unearned compensation                    -      (135,000)      (135,000)            -       (135,000)
  Accumulated deficit during
    the development stage                  -             -              -             -              -
  Retained earnings (deficit)         74,012   (42,769,731)   (42,695,719)      (74,012)(2)(42,769,731)
                               -------------- ------------- -------------- ------------- --------------

     Total Stockholders' Equity       78,285    (2,302,991)    (2,224,706)      116,988     (2,298,718)
                               -------------- ------------- -------------- ------------- --------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY(DEFICIT) $     165,745  $      6,573  $     172,318  $    116,988  $     289,306
                               ============== ============= ============== ============= ==============
___________________________

(1)  To eliminate the common stock of Stellar as of the date of the merger.

(2)  To record the issuance of 8,025,211 shares of common stock valued at $0.0238 per share in the acquisition of Stellar Software Network, Inc.

<TABLE








                           UNITED COMPANIES CORPORATION
          UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

                                                                                         Pro Forma
                               Stellar        GK                                         Combined
                               For the        For the                                    Stellar and GK
                               Year Ended     Year Ended                                 For the
                               Dec. 31,       Dec. 31,      Combined       Pro Forma     Year Ended
                               2003           2003          Stellar and GK Adjustments   Dec. 31, 2003
                               -------------- ------------- -------------- ------------- --------------
REVENUES

  Consulting revenue           $     807,280  $          -  $     807,280  $          -  $     807,280
  Other revenue                       14,003             -         14,003             -         14,003
                               -------------- ------------- -------------- ------------- --------------

    Total Revenues                   821,283             -        821,283             -        821,283
                               -------------- ------------- -------------- ------------- --------------

COSTS AND EXPENSES

  General and administrative         813,568     1,282,364      2,095,932             -      2,095,932
  Depreciation and amortization          436             -            436             -            436
                               -------------- ------------- -------------- ------------- --------------

    Total Costs and Expenses         814,004     1,282,364      2,096,368             -      2,096,368
                               -------------- ------------- -------------- ------------- --------------

    OPERATING INCOME (LOSS)            7,279    (1,282,364)    (1,275,085)            -     (1,275,085)
                               -------------- ------------- -------------- ------------- --------------

OTHER INCOME (EXPENSE)

  Interest expense and loan
    discount fees                     (1,421)     (174,032)      (175,453)            -       (175,453)
  Gain on extinguishment of debt           -        60,788         60,788             -         60,788
  Gain on release of debt                  -     2,220,782      2,220,782             -      2,220,782
                               -------------- ------------- -------------- ------------- --------------

    Total Other Income (Expense)      (1,421)    2,107,538      2,106,117             -      2,106,117
                               -------------- ------------- -------------- ------------- --------------

    NET INCOME                 $       5,858  $    825,174  $     831,032  $          -  $     831,032
                               ============== ============= ============== ============= ==============

Basic loss per share           $        5.86  $       0.06                               $        0.04
                               ============== =============                              ==============
Weighted average
 shares outstanding                    1,000    14,058,866                    8,024,211     22,084,077
                               ============== =============                ============= ==============



















                           UNITED COMPANIES CORPORATION
          UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS


                                                                                         Pro Forma
                              Stellar        GK                                          Combined
                              For the        For the                                     Stellar and GK
                              6 Mos. Ended   6 Mos. Ended                                For the
                              June 30,       June 30,       Combined       Pro Forma     6 Mos. Ended
                              2004           2004           Stellar and GK Adjustments   June 30, 2004
                              -------------- -------------- -------------- ------------- --------------
REVENUES

  Consulting revenue          $     287,880  $           -  $     287,880  $          -  $     287,880
  Other revenue                       6,256              -          6,256             -          6,256
                              -------------- -------------- -------------- ------------- --------------

    Total Revenues                  294,136              -        294,136             -        294,136
                              -------------- -------------- -------------- ------------- --------------
COSTS AND EXPENSES

  General and administrative            683            264            947             -            947
  Depreciation and amortization     247,344      1,306,774      1,554,118             -      1,554,118
                              -------------- -------------- -------------- ------------- --------------

    Total Costs and Expenses        248,027      1,307,038      1,555,065             -      1,555,065
                              -------------- -------------- -------------- ------------- --------------

    OPERATING INCOME (LOSS)          46,109     (1,307,038)    (1,260,929)            -     (1,260,929)
                              -------------- -------------- -------------- ------------- --------------
OTHER INCOME (EXPENSE)

  Interest expense and
    loan discount fees                    -        (50,907)       (50,907)            -        (50,907)
  Loss on extinguishment of debt          -        (22,121)       (22,121)            -        (22,121)
  Gain on release of debt                 -        871,090        871,090             -        871,090
                              -------------- -------------- -------------- ------------- --------------

    Total Other Income (Expense)          -        798,062        798,062             -        798,062
                              -------------- -------------- -------------- ------------- --------------

    NET INCOME                $      46,109  $    (508,976) $    (462,867) $          -  $    (462,867)
                              ============== ============== ============== ============= ==============

Basic loss per share          $       (0.01) $       (0.06) $       (0.06)               $       (0.01)
                              ============== ============== ==============               ==============
Weighted average shares
 outstanding                          1,000     45,211,781     45,212,781     8,024,211     53,236,992
                              ============== ============== ============== ============= ==============



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GK Intelligent Systems, Inc.
                                     (Registrant)



Date:  September 28, 2004            /s/  Gary F. Kimmons
                                     -----------------------------------------
                                     Gary F. Kimmons,
                                     President and Chief
                                     Executive Officer